                                                                     EXHIBIT 1.1


                                                                  NUMBER: 302850


                      [PROVINCE OF BRITISH COLUMBIA LOGO]

                                   CERTIFICATE
                                       OF
                                 CHANGE OF NAME

                                   COMPANY ACT

          CANADA
PROVINCE OF BRITISH COLUMBIA

                              I Hereby Certify that

                               SLEEPING GOLD LTD.

                        has this day changed its name to

                            ACHIEVA DEVELOPMENT CORP.

Issued under my hand at Victoria, British Columbia on September 14, 1992

                                  /s/ JS Powell
                                 JOHN S. POWELL
                            A/Registrar of Companies


[SEAL]


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          CANADA                                                          NUMBER
PROVINCE OF BRITISH COLUMBIA
                                                                          302850


                      [PROVINCE OF BRITISH COLUMBIA LOGO]


                          PROVINCE OF BRITISH COLUMBIA
                   MINISTRY OF FINANCE AND CORPORATE RELATIONS

                             REGISTRAR OF COMPANIES

                                   COMPANY ACT
                                   Certificate
                              I HEREBY CERTIFY THAT

                              INN-HOUSE VIDEO LTD.

                    HAS THIS DAY CHANGED ITS NAME TO THE NAME

                               SLEEPING GOLD LTD.

                                          GIVEN UNDER MY HAND AND SEAL OF OFFICE

                                                  AT VICTORIA, BRITISH COLUMBIA,

                                                     THIS 29TH DAY OF JUNE, 1988

                                                                 /s/ B. Beckwith
                                                                     B. BECKWITH
                                             ASST. DEPUTY REGISTRAR OF COMPANIES


[SEAL]


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           CANADA                                                         NUMBER
PROVINCE OF BRITISH COLUMBIA
                                                                          302850


                      [PROVINCE OF BRITISH COLUMBIA LOGO]


                          Province of British Columbia
                   Ministry of Consumer and Corporate Affairs
                             REGISTRAR OF COMPANIES

                                   COMPANY ACT

                          Certificate of Incorporation

                              I HEREBY CERTIFY THAT

                              INN-HOUSE VIDEO LTD.

              HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT


                                          GIVEN UNDER MY HAND AND SEAL OF OFFICE

                                                  AT VICTORIA, BRITISH COLUMBIA,
                                                   THIS 10TH DAY 0F JANUARY 1986

                                                             /s/ MJ Jorre
                                                        M. A. JORRE DE ST. JORRE
                                                          REGISTRAR OF COMPANIES


[SEAL]


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                                                 I HEREBY CERTIFY THAT THESE ARE
                                              COPIES OF DOCUMENTS FILED WITH THE
                                                       REGISTRAR OF COMPANIES ON
                                                                     JAN 10 1986
                                                                         /s/ JJW
                                                          Registrar of Companies
                                            For the Province of British Columbia


                               FORM 1 (Section 5)


                                   COMPANY ACT

                                   MEMORANDUM

I wish to be formed into a company with limited liability under the Company Act in pursuance of this memorandum.

1.   The name of the company is "INN-HOUSE VIDEO LTD."

2. The authorized capital of the company consists of 300,000,000 shares divided into 100,000,000 Common Voting shares without par value, 100,000,000 Class A Preference Non-Voting shares with a par value of $10.00 each and 100,000,000 Class B Preference Non-Voting shares with a par value of $50.00 each.

3. I agree to take the number and kind of shares in the company set opposite my name.


--------------------------------------------------------------------------------

Full Name, Resident Address and                        Number and Kind of Shares
Occupation of Subscriber                               taken by Subscriber

--------------------------------------------------------------------------------

J. ROBERT CHENEY                                       One (1) Common Voting
                                                       share without par value
/s/ R. Cheney
717 - 1333 Hornby Street
Vancouver, B.C.
 Barrister and Solicitor

TOTAL SHARES TAKEN:                                    One (1) Common Voting
                                                       share without par value

DATED the 9th day of January, 1986.